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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2004




                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



        Massachusetts                 000-32955                04-3557612
-------------------------------  ----------------------  -----------------------
(State or other jurisdiction of  Commission File Number     I.R.S. Employer
incorporation or organization)                             Identification No.)

        30 Massachusetts Avenue, North Andover, MA                    01845
        ------------------------------------------                    -----
           (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
          (Former name or former address, if changed since last report)
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                           CURRENT REPORT ON FORM 8-K




Item 1.     Changes in Control of Registrant

            Not applicable.

Item 2.     Acquisition or Disposition of Assets

            Not applicable.

Item 3.     Bankruptcy or Receivership

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            Not applicable.

Item 5.     Other Events

            Pursuant to regulation G, the LSB Corporation's press release dated July 16, 2004, reporting its actual earnings results for the second quarter ended June 30, 2004, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.     Resignations of Registrant's Directors

            Not applicable.

Item 7.     Financial Statements and Exhibits

            c.    Exhibit

                  99.1 Press release dated July 16, 2004 reporting LSB Corporation's actual earnings results for the second quarter ended June 30, 2004.

Item 8.     Change in Fiscal Year

            Not applicable.

Item 9.     Regulation FD Disclosure

            Pursuant to regulation FD, the LSB Corporation's press release dated July 16, 2004 reporting its actual earnings results for the second quarter ended June 30, 2004 is hereby attached as Exhibit 99.1 and incorporated by reference.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LSB CORPORATION


                                    /s/ PAUL A. MILLER
                                    -----------------------
July 16, 2004                       Paul A. Miller
                                    President and
                                    Chief Executive Officer
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                                  EXHIBIT INDEX




99.1 Press release announcing the Company's earnings for the quarter ended June 30, 2004.